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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-46972) of Proton Energy Systems, Inc. of our report dated February 28, 2001 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
March 30, 2001